AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

                           J.B. POINDEXTER & CO., INC.
                              1100 Louisiana Street
                                   Suite 5400
                              Houston, Texas 77002

                                                        As of September 29, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

     Congress Financial Corporation ("Lender"), J.B. Poindexter & Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), Raider Industries Inc. ("Raider"), KWS Manufacturing Company, Inc. ("KWS"), and Universal Brixius, Inc. ("Brixius"; and together with EFP, Lowy, MIC, Morgan, TAG, Raider and KWS, each individually sometimes referred to herein as an "Existing Guarantor" and, collectively, "Existing Guarantors") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 13, 1998, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 1998, Amendment No. 3 to Loan and Security Agreement, dated as of June 24, 1999, Amendment No. 4 to Loan and Security Agreement, dated as of February 25, 2000, Amendment No. 5 to Loan and Security Agreement, dated as of March 8, 2000, Amendment No. 6 to Loan and Security Agreement, dated as of March 17, 2000, and as further amended by this Amendment (and as heretofore amended or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). Each Existing Guarantor, together with MTFC and MTF Management, shall hereinafter be referred to, individually, as a "Guarantor" and, collectively, as "Guarantors". For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

         Borrower and Existing  Guarantors have requested that Lender consent to
(a) the formation of Morgan Trailer Financial Corporation, a Nevada corporation (""MTFC" as hereinafter further defined) and Morgan Trailer Financial Management, L. P., a Texas limited partnership ("MTF Management" as hereinafter


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further defined),  (b) the transfer of certain intellectual property from Morgan to MTF Management, (c) the license by MTF Management of such intellectual property to Morgan, and (d) the incurrence of certain indebtedness by Morgan to MTF Management arising in connection with the payment of certain licensing fees under such license by MTF Management to Morgan. Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein.

         In consideration of the foregoing, the mutual agreements and covenants contained in this Amendment, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Borrower, Existing Guarantors, MTFC, MTF Management and Lender agree as follows:

1.   Definitions.
2.
(a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:
(b)
(i) "MTFC" shall mean Morgan Trailer Financial Corporation, a Nevada corporation, and its successors and assigns.
(ii)
(iii) "MTF Agreements" shall mean, collectively (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (A) the MTF Partnership Agreement, (B) the MTF Note, (C) the MTF License Agreement, (D) the MTF Assignment of Intellectual Property, dated as of September 29, 2000, between Morgan and MTF Management, (E) the agreements, documents and instruments set forth on Schedule 1(a)(ii) hereto, and all related agreements, documents and instruments executed, delivered or filed in connection with, or otherwise evidencing, each of the transactions consented to in Section 2 hereof.
(iv)
(v) "MTF License Agreement" shall mean the License Agreement, dated as of September 29, 2000, between Morgan and MTF Management with respect to the license by MTF Management to Morgan of the MTF Trademarks and the MTF Patents, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(vi)
(vii)"MTF Management" shall mean Morgan Trailer Financial Management, L.P., a Texas limited partnership, and its successors and assigns.
(viii)
(ix) "MTF Note" shall mean the Unsecured Demand Note, dated as of September 29, 2000, by Morgan payable to the order of MTF Management in the original principal amount of $15,000,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(x) "MTF Partnership Agreement" shall mean the Agreement of Limited Partnership of Morgan Trailer Financial Management, L.P., dated as of April 7, 2000, among


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Morgan, as general partner,  MTFC, as a limited partner and Morgan, as a limited partner, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(xi)
(xii) "MTF Patents" shall mean all of the right, title and interest of Morgan in and to the patents and all registrations, applications, and recordings in respect thereof filed with the U.S. Patent and Trademark Office, together with the rights and privileges with respect thereto, including the right to file for protection around the world on the patents and the right to renew any patents, including the right to sue for past and future infringement of the patents, that are or were owned by Morgan immediately before the consummation of the transaction contemplated by the MTF Agreements and are or have been acquired by MTF Management at any time on or after the effective date of the MTF Agreements.
(xiii)
(xiv) "MTF Trademarks" shall mean all of the right, title and interest of Morgan in and to trademarks, service marks, trade dress and any registrations thereof or applications therefor filed with the U.S. Patent and Trademark Office, together with the goodwill of Morgan's business symbolized thereby, and all rights in such trademarks, including the right to file for protection around the world on the trademarks and the right to renew any registrations on the marks, including the right to sue for past and future infringement of the marks, that are or were owned by Morgan immediately before the consummation of the transaction contemplated by the MTF Agreements and are or have been acquired by MTF Management at any time on or after the effective date of the MTF Agreements.
(xv)
(c)  Amendments  to  Definitions.
(d)
(i) All references to the term "Guarantor" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, individually and collectively, jointly and severally with each of the other Existing Guarantors, MTFC and MTF Management.
(ii)
(iii) All references to the term "Information Certificate" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, without limitation, the Information
Certificates of MTFC attached hereto as Exhibit A-1 and the Information Certificate of MTF Management attached hereto as Exhibit A-2.
(iv)
3. Consents. Notwithstanding anything to the contrary contained in Sections 9.7(b), 9.7(c), 9.9(d), 9.10(e), 9.10(o) or 9.12 of the Loan Agreement, Lender
consents, subject to the terms and conditions contained herein, to the following transactions:
4.
(a) the formation of MTFC by Morgan and the contribution, assignment and transfer by Morgan to MTFC of $1,000 in consideration of one hundred (100) shares of common stock of MTFC, being one hundred percent (100%) of the issued and outstanding shares of Capital Stock of MTFC, all in accordance with the applicable MTF Agreements;
(b)


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(c) the formation of MTF Management by Morgan and MTFC and (i) the contribution, assignment and transfer by Morgan to MTF Management of the MTF Patents and the MTF Trademarks in consideration of a ninety-eight (98%) percent partnership interest in MTF Management as a limited partner, subject to the security interests and liens of Lender therein, all in accordance with the applicable MTF Agreements; and a one (1%) percent interest in MTF Management as a general partner, and (ii) the contribution, assignment and transfer by MTFC to MTF Management of $1000 in consideration of a one (1%) percent partnership interest in MTF Management as a limited partner, all of the foregoing in accordance with the MTF Partnership Agreement;
(d)
(e) upon the effectiveness of the transactions described in Sections 2(a) and (b) hereof, the contribution, assignment and transfer by Morgan of its ninety-eight (98%) percent limited partnership interest in MTF Management to MTFC in accordance with the applicable MTF Agreements;
(f)
(g) the license by MTF Management to Morgan of the MTF Patents and the MTF Trademarks pursuant to the MTF License Agreement as in effect on the date hereof; and
(h)
(i) the incurrence of the Indebtedness by Morgan to MTF Management pursuant to the MTF Note to the extent provided by Section 9.9(s) of the Loan Agreement as added to the Loan Agreement pursuant to the terms of this Amendment.
(j)
5. Assumption of Obligations; Acknowledgments with respect to Financing Agreements. Effective as of the earlier of the date hereof or the effectiveness of the transactions contemplated by the MTF Agreements:
6.
(a) The Loan and Security Agreement, dated June 28, 1996, by and among the Existing Guarantors, Borrower and Lender, as heretofore amended, shall be deemed further amended to include each of MTFC and MTF Management as an additional Guarantor party signatory thereto. Each of MTFC and MTF Management hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Guarantors signatories thereto and Borrower, for all Obligations, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement as amended hereby applicable to any Guarantor with the same force and effect as if each of MTFC and MTF Management had originally executed and been an original party signatory to the Loan Agreement, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to each of MTFC and MTF Management and their respective properties with the same force and effect as if each had originally executed and been an original party signatory to the Loan Agreement as a Guarantor.
(b)
(c) Each Existing Guarantor hereby expressly and specifically ratifies, restates and confirms the terms and conditions of its respective Guarantee(s) in favor of Lender and its liability for all of the Obligations (as defined in its Guarantee(s)), and all other obligations, liabilities, agreements and covenants thereunder.
(d)


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(e) Each Borrower and each Guarantor,  including,
without limitation, each of MTFC and MTF Management, hereby agrees that all references to Guarantor or Guarantors and to Obligor and Obligors contained in any of the Financing Agreements are hereby amended to include, in addition and not in limitation, each of MTFC and MTF Management.
(f)
7. Collateral.
8.
(a) Without limiting the provisions of Section 3(a) hereof, the Loan Agreement and the other Financing Agreements, to secure payment and performance of all Obligations, each of MTFC and MTF Management hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "MTF Collateral"):
(b)
(i) Receivables;

(i) all present and future contract rights and other general intangibles, including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, and also including, but not limited to, choses in action and other claims in connection with or related to the Receivables or any of the other Collateral;
(ii)
(iii) all present and future chattel paper, documents and instruments which evidence or relate to Receivables or Inventory and including all documents of title or which evidence or relate to indebtedness arising pursuant to Receivables or any of the other Collateral (including, without limitation, the Intercompany Notes or any promissory notes or instruments which at any time evidence indebtedness of any Affiliate of MTFC or MTF Management arising from loans, advances or other financial accommodations made or provided by MTFC or MTF Management to or for the benefit of such Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations and promissory notes or other instruments which evidence indebtedness of any account debtor or other obligor in respect of any Receivables);
(iv)
(v) all present and future monies, securities, credit balances, deposits, deposit accounts, documents, instruments and other property of now or hereafter held or received by or in transit to Lender or its affiliates, whether for safekeeping, pledge, custody, transmission, collection or otherwise, all present and future monies, securities, credit balances and deposits at any bank or other financial institution constituting proceeds of Receivables or any of the other MTF Collateral or constituting proceeds of loans, advances or other financial accommodations made or provided by Lender or its Affiliates to or for the benefit of MTFC or MTF Management or any Affiliate or constituting proceeds of loans, advances or other financial accommodations made or provided by MTFC or MTF Management to or for the benefit of any Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations or held or deposited in or delivered to any deposit account or other account used in connection with


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the collection of Receivables or any of the other MTF Collateral,  or containing proceeds of the Receivables or any of the other Collateral, or containing proceeds of Loans or Letter of Credit Accommodations made or provided by Lender or its Affiliates to or for the benefit of MTFC or MTF Management or any Affiliate or proceeds of loans, advances or other financial accommodations made or provided by MTFC or MTF Management to or for the benefit of any Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations, and all right, title and interest of MTFC or MTF Management in or to any deposit account or other account maintained at any bank or other financial institution used in connection with the collection of the Receivables or any of the other Collateral, or containing proceeds of the Receivables or any of the other Collateral, or containing proceeds of Loans or Letter of Credit Accommodations made or provided by Lender or its Affiliates to or for the benefit of MTFC or MTF Management or any Affiliate, or proceeds of loans, advances or other financial accommodations made or provided by MTFC or MTF Management to or for the benefit of any Affiliate with proceeds of the Loans or in connection with the Letter of Credit Accommodations;
(vi)
(vii) all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables or any of the other Collateral, including, without limitation, rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Receivables or any of the other Collateral, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, goods described in invoices, documents, contracts or instruments, credit card sales drafts, credit card sales slips or charge slips or receipts and other forms of daily store receipts with respect to, or otherwise representing or evidencing Receivables or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, deposits by and property of account debtors or other persons securing the obligations of account debtors, and security interests granted by Affiliates of MTFC or MTF Management to secure Indebtedness arising from loans, advances or other financial accommodations made or provided by MTFC or MTF Management to or for the benefit of such Affiliate or otherwise, including, without limitation, security interests granted to MTFC or MTF Management pursuant to the Intercompany Loan Documents;
(viii)
(ix)  Inventory;
(x)
(xi) all leases and rental agreements for personal property between MTFC or MTF Management as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the residual or reversionary rights of MTFC or MTF Management therein;
(xii)
(xiii)  Records;  and
(xiv)


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(xv) all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.
(xvi)
(b) Notwithstanding anything to the contrary contained in Section 5.1 above, the types or items of MTF Collateral shall not include any rights or interests in any contract, lease, permit, license, charter or license agreement covering personal property, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Lender is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed to apply if such prohibition is unenforceable under Section 9-318 of the UCC or other applicable law or so as to limit, impair or otherwise affect Lender's unconditional continuing security interests in and liens upon any rights or interests of MTFC or MTF Management in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including, without limitation, any Accounts or other Receivables).
(c)
(d) Loans and Letter of Credit Accommodations. Notwithstanding anything to the contrary contained in the Loan Agreement as amended hereby, the proceeds of any Loans made to Borrower under the Loan Agreement or the other Financing Agreements or the proceeds of any intercompany loans made available under the Intercompany Loan Documents shall not be made available to MTFC or MTF
Management, except that proceeds of loans made to Morgan pursuant to the Intercompany Loan Documents may be used to repay Indebtedness owed to MTF Management to the extent permitted by Section 9.9(s) of the Loan Agreement, no Letter of Credit Accommodations shall be made available to MTFC or MTF
Management under the Loan Agreement or the other Financing Agreements, and no Collateral of MTFC or MTF Management shall be deemed Eligible Accounts or Eligible Inventory or otherwise included within Guarantor Availability.
(e)
2. Business Operations of MTFC and MTF Management.
3.
(a) MTFC is a wholly owned subsidiary of Morgan that does not own any assets other than a ninety-nine (99%) percent limited partnership interest in MTF Management, and is not engaged in any business or commercial activity except to the extent required to own and hold a ninety-nine (99%) percent limited partnership interest in MTF Management. MTF Management is a limited partnership that does not own any assets other than the Morgan Patents and the Morgan Trademarks, and is not engaged in any business or commercial activity except to the extent required to own and hold, and to license to Morgan, the Morgan Patents and the Morgan Trademarks.
(b)
(c) Notwithstanding anything to the contrary contained in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12, 9.13 or 9.14 of the Loan Agreement, Borrower, Guarantors,


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MTFC and MTF Management confirm, acknowledge and agree that to the extent that a
Guarantor may be permitted to merge or consolidate with another Person, to incur Indebtedness, to grant a lien on its assets and properties, to make loans or investments or to engage in any of the other transactions permitted in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12, 9.13 or 9.14 of the Loan Agreement, MTFC and
MTF Management shall engage in such permitted transactions solely to the extent such transactions are reasonably necessary for MTFC and MTF Management to conduct their businesses as presently conducted or proposed to be conducted on the date hereof as previously disclosed to Lender and solely to the extent permitted by and in accordance with terms and conditions of the Loan Agreement and the other Financing Agreements. MTFC and MTF Management shall not engage in any transactions or otherwise engage in any business other than their respective businesses on the date hereof and any business reasonably related to the business in which MTFC and MTF Management is engaged on the date hereof.
(d)
4. Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by replacing the period at the end of Section 9.9(r) with a semicolon and the word "and" and adding a new Section 9.9(s) as follows:
5.
              "(s) Indebtedness of Morgan to MTF Management evidenced by the MTF Note as in effect on the date of the execution and delivery thereof in the aggregate outstanding principal amount of up to $15,000,000, plus interest thereon at the rate provided for in the MTF Note as in effect on the date of the execution and delivery thereof less the aggregate amount of all repayments, repurchases or redemptions, whether optional or mandatory in respect thereof; provided, that,

                  (i) such Indebtedness is subject and subordinate in right of payment to the right of Lender to receive the prior indefeasible payment and satisfaction in full of all of the Obligations;

                  (ii) Morgan shall not, directly or indirectly, make any payments in respect of such Indebtedness, except, that, Morgan may make regularly scheduled payments under the MTF Note as in effect on the date of the execution and delivery thereof so long as on the date of any such payment and after giving effect thereto, no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred;

                  (iii) Morgan shall not, directly or indirectly, amend, modify, alter or change the material terms of the agreements with respect to such Indebtedness, or redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose; and

                  (iv) Morgan shall furnish to Lender all material notices or demands in connection with such Indebtedness either received by Morgan or on its behalf after the receipt thereof, or sent by Morgan or on its behalf, concurrently with the sending thereof, as the case may be."



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1.  Representations,  Warranties  and  Covenants.  In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower, Guarantors, MTFC and MTF Management to Lender pursuant to the other
Financing  Agreements,  Borrower,  Guarantors,  MTFC and MTF  Management  hereby
represent,   warrant  and  covenant  with  and  to  Lender  as  follows   (which
representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):
2.
(a) This Amendment has been duly authorized, executed and delivered by Borrower and each Guarantor, including, without limitation, MTFC and MTF Management, and the agreements and obligations of Borrower and each Guarantor, including, but not limited to, MTFC and MTF Management, contained herein constitute legal, valid and binding obligations of Borrower and each Guarantor, including, but not limited to, MTFC and MTF Management, enforceable against Borrower and each Guarantor, including, but not limited to, MTFC and MTF Management, in accordance with their respective terms.
(b)
(c) Neither the execution and delivery of this Amendment, nor the modifications to the Financing Agreements contemplated by this Amendment shall violate any applicable law or regulation, or any order or decree of any court or any governmental instrumentality in any respect or does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, including, without limitation, the Senior Note Indenture, or any material mortgage, deed of trust, security agreement, agreement or instrument to which Borrower and each Guarantor, including, but not limited to, MTFC or MTF
Management, is a party or may be bound, or violate any provision of the organizational documents of Borrower and each Guarantor, MTFC or MTF Management.
(d)
(e) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.
(f)
(g) All of the outstanding shares of Capital Stock of MTFC have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind. Morgan is the beneficial and direct owner of record of one hundred (100%) percent of the issued and outstanding shares of capital stock of MTFC.
(h)
(i) None of the partnership interests in MTF Management are or will be evidenced by a partnership certificate or other certificate, document, instrument or security. The partnership interests in MTF Management are noted in the books and records of MTF Management, have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind. Morgan is the general partner of MTF Management and owns and holds a one (1%) percent partnership interest in MTF Management as the
sole  general  partner.   MTFC  owns  and  holds  a  ninety-nine  (99%)  percent
partnership interest in MTF Management as the sole limited partner.
(j)
(k) No court of competent jurisdiction has issued any injunction, restraining order or other order which has prohibited or prohibits consummation of the transactions contemplated by the MTF Agreements or any part thereof, and no governmental action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the MTF Agreements.
(l)
(m) MTFC is a corporation, duly organized and validly existing in good standing under the laws of the State of Nevada. MTF Management is a limited partnership, duly formed and validly existing under the laws of the State of Texas. Each of MTFC and MTF Management is duly licensed or qualified to do business as a foreign corporation or a foreign limited partnership, as the case may be, and is in good standing (except as to those jurisdictions in which a limited partnership under applicable cannot be in good standing) in each of the jurisdictions set forth in its Information Certificate, which are the only jurisdictions wherein the character of the properties owned or licensed or the nature of the business of any of MTFC and MTF Management, makes such licensing or qualification to do business necessary. Each of MTFC and MTF Management has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and will be conducted in the future.
(n)
(o) The assets and properties of MTFC and MTF Management are owned by them, free and clear of all security interests, liens and encumbrances of any kind, nature or description, as of the date hereof, except those security interests existing in favor of Lender and those granted pursuant hereto in favor of Lender, and except for liens (if any) permitted under the Loan Agreement or the other Financing Agreements.
(p)
(q) No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of UCC financing statements or filings with the U.S. Patent and Trademark Office, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.
(r)
(s) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.
(t)
(u) After giving effect to the amendments to the Loan Agreement provided in this Amendment, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.
(v)

3. Conditions Precedent. The effectiveness of this Amendment and the agreement of Lender to the consents, modifications and amendments set forth in this Amendment are subject to the fulfillment of each of the following conditions precedent:
4.
(a) Lender shall have received, in form and substance satisfactory to Lender, evidence that the MTF Agreements have been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated by the MTF Agreements to be consummated prior to or as of the date hereof have been
consummated  prior  to,  or  contemporaneously   with,  the  execution  of  this
Amendment;
(b)
(c) Each of MTFC and MTF Management, shall have delivered to Lender, in form and substance satisfactory to Lender, each of the following agreements to which it is a party, duly authorized, executed and delivered:
(d)
(i) an original Trademark Collateral Assignment and Security Agreement between MTF Management and Lender, and any such documents, instruments or filings with respect thereto with the U.S. Patent and Trademark Office to protect such Collateral;
(ii)
(iii) an original Patent Collateral Assignment and Security Agreement between MTF Management and Lender, and any such documents, instruments or filings with respect thereto with the U.S. Patent and Trademark Office to protect such Collateral;
(iv)
(v) original Guarantees by each of MTFC and MTF Management in favor of Lender with respect to the Obligations of Borrower to Lender;
(vi)
(vii) an original Subordination Agreement between MTF Management and Lender, acknowledged by Morgan;
(viii)
(ix) MTFC and MTF Management shall have duly executed and delivered to Lender such UCC financing statements and other documents and instruments which Lender in its sole discretion has determined are necessary to perfect or continue perfected the security interests of Lender in all of the MTF Collateral now or hereafter owned by MTFC and MTF Management;
(e) each of MTFC and MTF Management shall have delivered to Lender, in form and substance satisfactory to Lender, each of the MTF Agreements, duly authorized, executed and delivered;
(f)
(g) MTFC shall have delivered to Lender (i) a copy of the Certificate of Incorporation of MTFC, and all amendments thereto, certified by the Secretary of State of Nevada as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its By-Laws, certified by its Secretary or Assistant Secretary, (iii) a certificate from its Secretary or Assistant Secretary, dated the date hereof, certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

(h)
(i) MTF Management shall have delivered to Lender (i) a copy of its Certificate of Limited Partnership, and all amendments thereto, certified by the Texas Secretary of State as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of the MTF Partnership Agreement, and (iii) a certificate from the Secretary or Assistant Secretary of the general partner of MTF Management, dated the date hereof, certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;
(j)
(k) MTFC and MTF Management, shall have delivered to Lender evidence, as of the most recent practicable date, that it is duly qualified and in good standing in each jurisdiction set forth in the Information Certificates of MTFC and MTF Management, except as to those jurisdictions in which a limited partnership under applicable law cannot be in good standing;
(l)
(m) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrower and each Guarantor, including, without limitation, MTFC but not MTF Management, of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;
(n)
(o) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions of the General Partner of MTF Management evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by the General Partner of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;
(p)
(q) Borrower and Guarantors, including, without limitation, MTFC and MTF Management, shall deliver, or cause be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower and Guarantor, including, without limitation, MTFC or MTF Management, is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender;
(r)
(s) Lender shall have received, in form and substance satisfactory to Lender, all other consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests and liens upon the Collateral or to affect the provisions or purposes of this Amendment and the other Financing Agreements;
(t)
(u) all requisite corporate or partnership action and proceedings in connection with this Amendment and the documents and instruments to be delivered hereunder shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action and proceedings which Lender may have reasonably requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities; and
(v)
(w) each of MTFC and MTF Management shall be a Restricted Subsidiary and Subsidiary Guarantor under and in accordance with the terms of the Senior Note Indenture; and
(x)
(y) Lender shall have received, in form and substance satisfactory to Lender, the opinion letter of counsel to Borrower and Guarantors, including, without limitation, MTFC and MTF Management with respect to the MTF Agreements, Senior
Note Indenture, and the security interest and liens of Lender with respect to the Collateral and such other matters as Lender may request; and
(z)
(aa) after giving effect to the amendments to the Loan Agreement provided in this Amendment, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.
(bb)
5. Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower, and each Guarantor, including, without limitation, MTFC or MTF Management, to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof).
6.
7. Effect of this Amendment. Except for the specific amendment expressly set forth herein, no other changes or modifications to the Financing Agreements, and no waivers of any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.
8.
9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).
10.
11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
12.
13. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

14.
15.
16.
17.
18.
19.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted by Lender, shall become a binding agreement among Borrower, Guarantors and Lender.

                                            Very truly yours,

                                            J.B. POINDEXTER & CO., INC.

                                            By:

                                            Title:


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By:

Title:


ACKNOWLEDGED AND CONSENTED TO:

MORGAN TRAILER FINANCIAL CORPORATION

By:

Title:


MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.

By: MORGAN TRAILER MFG. CO., as General Partner

       By:__________________________________

       Title:_________________________________




                       [SIGNATURES CONTINUE ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


EFP CORPORATION

By:

Title:


LOWY GROUP, INC.

By:

Title:


MAGNETIC INSTRUMENTS CORP.

By:

Title:


MORGAN TRAILER MFG. CO.

By:

Title:


TRUCK ACCESSORIES GROUP, INC.

By:

Title:


RAIDER INDUSTRIES INC.

By:

Title:

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


KWS MANUFACTURING COMPANY, INC.

By:

Title:


UNIVERSAL BRIXIUS, INC.

By:

Title: